Filed Pursuant to Rule 433 Registration Statement No. __________ Issuer Free Writing Prospectus Dated October __, 2015 Relating to Preliminary Prospectus Supplement Dated October __, 2015 Citizens Community Bancorp Inc. Investor Conference 2019 Fourth Quarter 1

Cautionary Notes and Additional Disclosures CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”) . The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; our ability to realize the benefits of net deferred tax assets; our ability to maintain or increase our market share; acts of terrorism and political or military actions by the United States or other governments; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or Bank; increases in FDIC insurance premiums or special assessments by the FDIC; disintermediation risk; our inability to obtain needed liquidity; risks related to the integration of F&M into the Company’s operations; the risk that the combined company may be unable to retain the Company and/or F&M personnel successfully after the F&M Merger is completed; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; our ability to raise capital needed to fund growth or meet regulatory requirements; the possibility that our internal controls and procedures could fail or be circumvented; our ability to attract and retain key personnel; our ability to keep pace with technological change; cybersecurity risks; changes in federal or state tax laws; changes in accounting principles, policies or guidelines and their impact on financial performance; restrictions on our ability to pay dividends; and the potential volatility of our stock price. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, "Risk Factors," in the Company's Form 10-K, for the year ended September 30, 2018 filed with the Securities and Exchange Commission ("SEC") on December 10, 2018, Part I, Item 1A, "Risk Factors," in the Company’s Form 10-KT for the transition period ended December 31, 2018 filed with the SEC on March 8, 2019, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. UNAUDITED PRO FORMA FINANCIAL INFORMATION This presentation contains certain unaudited pro forma information regarding the financial condition and results of operations of the company after giving effect to the acquisition of F. & M. Bancorp. of Tomah, Inc. (“F&M”) and other pro forma adjustments. The unaudited pro forma information assumes that the acquisition is accounted for under the acquisition method of accounting, and that the assets and liabilities of F&M will be recorded by CZWI at their respective fair values as of the date the acquisition is completed. The unaudited pro forma balance sheet gives effect to the transaction as if the acquisition had occurred on June 30, 2019. The unaudited pro forma information has been derived from and should be read in conjunction with the consolidated financial statements and related notes of CZWI, which are included in its Annual Report on Form 10-K for the year ended September 30, 2018, its Form 10-KT for the transition period ended December 31, 2018 filed with the SEC on March 8, 2019, and subsequent Quarterly Reports on Form 10-Q. The unaudited pro forma information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. This unaudited pro forma information reflects adjustments to illustrate the effect of the acquisition had it been completed on the date indicated, which are based upon preliminary estimates, to record F&M’s identifiable assets acquired and liabilities assumed at fair value and the resulting goodwill recognized. The unaudited pro forma information also does not consider any potential effects of changes in market conditions on revenues, potential revenue enhancements, or asset dispositions, among other factors. NON-GAAP FINANCIAL MEASURES These slides may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non·GAAP financial measures referred to herein include net income as adjusted, EPS as adjusted, ROAA as adjusted, ROATCE, tangible book value per share, efficiency ratio, efficiency ratio as adjusted and tangible common equity / tangible assets. Reconciliations of all non·GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. 2

Cautionary Notes and Additional Disclosures (Cont’d) Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. CZWI’s Form 10-K, for the year ended September 30, 2018 filed with the Securities and Exchange Commission ("SEC") on December 10, 2018, Form 10-KT for the transition period ended December 31, 2018 filed with the SEC on March 8, 2019, and any other documents filed by CZWI with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CZWI's website at www.ccf.us, or by directing a request to CZWI’s CFO, Jim Broucek at Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, Attention: James S. Broucek or by e-mail at jbroucek@ccf.us. 3

CZWI Focus Items ENHANCING THE QUANTITY AND QUALITY OF EARNINGS We are enhancing shareholder value by improving the loan and deposit mix, deepening customer relationships and strengthening other sources of revenue. EXPERTISE IN COMMERCIAL & AG BANKING We take pride in serving small and mid-sized business and Ag operators in our communities with the best professionals, products and processes. EXPERIENCED & PROVEN STRATEGIC LEADERSHIP TEAM Our team has over 182 years of banking experience to draw upon with national, regional and community banks. ENTERPRISE PRODUCTIVITY & RISK MANAGEMENT We are leveraging technology to improve productivity and support future growth, while proactively managing operating and credit risk. 4

Key Market Differentiators • Serving small to mid-sized • Experienced, energetic entrepreneurs leadership team • Responsive professionals • Accountability for doing the • Products to compete vs. right thing and getting results BUSINESS CULTURE big banks, superior to MODEL • Entrepreneurial spirit, smaller community banks winning attitude STRATEGIC CREDIT • Loan and deposit growth GROWTH • Prudent risk taking through prudent M&A • Process driven, transparent • Robust commercial loan and • Nimble, centralized approval process deposit growth • Proactive risk management • Quality and quantity of earnings improving 5

Mission, Vision and Values Mission Provide the best products, service, and ideas to our customers every interaction every day. Vision Values Make more possible for our Our six main values are: customers, colleagues, integrity, commitment, communities, and shareholders! innovation, collaboration, focus, and sustainability. 6

Execution of Current Business Strategy Net Interest Margin 4.00% 3.75% 3.56% 3.50% 3.42% 3.43% 3.41% 3.37% 3.34% 3.31% 3.30% 3.25% 3.00% 2017 2018 2019 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 (1) Nonperforming assets include nonaccrual loans, accruing loans past due 90 days or more, other real estate owned, and other collateral owned Note: 2017 and 2018 refers to the fiscal years ended September 30; 2019 refers to the fiscal year ended December 31, 2019. Dec -18 refers to the 3 – Month period ended December 31, 2018; Mar–19 refers to the 3- Month period ended March 31, 2019; Jun-19 refers to the 3- Month period ended June 30, 2019; Sept – 19 refers to the 3 – month period ended September 30, 2019; Dec -19 refers to the 3 – Month period ended December 31, 2019. Source: SEC filings; Company documents 7

Citizens Community Bancorp Inc.

Net Income and Diluted EPS



Net Income
3 Months
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$2,499
$4,221
$4,283
$4,962
$9,463
$10,675
$1,261
$2,094
$4,107
$2,575
$1,234
$3,395
$3,169
$2,956
2017
2018
2019
Dec-18
Jun-19
Sep-19
Dec-19
Net Income
Net Income as Adjusted



Diluted EPS
3 Months
$1.00
$0.75
$0.50
$0.25
$0.00
$0.46
$0.78
$0.58
$0.68
$0.85
$0.96
$0.12
$0.19
$0.37
$0.23
$0.11
$0.30
$0.28
$0.26
2017
2018
2019
Dec-18
Jun-19
Sep-19
Dec-19
Diluted EPS
Diluted EPS Income as Adjusted

Net Income as Adjusted and Diluted EPS Income as Adjusted are non-GAAP financial measures, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods. Reconciliation of Income and Diluted EPS Income as Adjusted to the comparable GAAP financial measure can be found in the appendix of this presentation. These measures should not be viewed as a substitute for operating results determined in accordance with GAAP.

Note: 2017 and 2018 refers to the fiscal years ended September 30; 2019 refers to the fiscal year ended December 31, 2019. Dec -18 refers to the 3 – Month period ended December 31, 2018; Jun-19 refers to the 3- Month period ended June 30, 2019; Sept – 19 refers to the 3 – month period ended September 30, 2019; Dec -19 refers to the 3 – Month period ended December 31, 2019.

Source: SEC filings; Company documents

8

Citizens Community Bancorp Inc.

Return on Average Assets and Return on Average Tangible Common Equity


ROAA
3 Months
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.34%
0.58%
0.45%
0.53%
0.46%
0.58%
0.42%
0.73%
1.23%
0.77%
0.34%
0.93%
0.84%
0.79%
2017
2018
2019
Dec-18
Jun-19
Sep-19
Dec-19
ROAA
ROAA Income as Adjusted


ROATCE
3 Months
20.0%
15.0%
10.0%
5.0%
0.0%
4.3%
7.3%
4.8%
5.6%
9.0%
10.1%
4.6%
7.9%
16.1%
10.1%
4.6%
12.6%
11.5%
10.8%
2017
2018
2019
Dec-18
Jun-19
Sep-19
Dec-19
ROATCE
ROATCE Income as Adjusted

Return on average assets (ROAA), return on average assets as adjusted, return on average tangible common equity (ROATCE) and return on average tangible common equity as adjusted are non-GAAP measures, which management believes may be helpful in better understanding the underlying business performance trends related to average assets and average tangible equity. Reconciliations of ROAA as adjusted and ROTCE as adjusted can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP.

Note: 2017 and 2018 refers to the fiscal years ended September 30; 2019 refers to the fiscal year ended December 31, 2019. Dec -18 refers to the 3 – Month period ended December 31, 201;. Jun-19 refers to the 3- Month period ended June 30, 2019; Sept – 19 refers to the 3 – month period ended September 30, 2019; Dec -19 refers to the 3 – Month period ended December 31, 2019.

Source: SEC filings; Company documents

9

Citizens Community Bancorp Inc.

Efficiency Ratio and Tangible Book Value



Efficiency Ratio
90%
80%
70%
60%
50%
40%
85%
75%
79% 78%
73%
68%
78%
68%
61%
70%
85%
66%
67% 66%
2017
2018
2019
Dec-18
Jun-19
Sep-19
Dec-19
Efficiency Ratio
Efficiency Ratio as Adjusted



Tangible Book Value Per Share
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$12.48
$9.78
$12.45
$11.05
$13.36
$9.89
$12.62
$9.06
$13.04
$9.56
$13.13
$9.60
$13.36
$9.89
2017
2018
2019
Dec-18
Jun-19
Sep-19
Dec-19
Book Value Per Share
Tangible Book Value Per Share

The Efficiency ratio, efficiency ratio as adjusted and tangible book value per share are non-GAAP measures, which management believes may be helpful in better understanding the underlying business performance trends related to non-interest expense and tangible book value. Reconciliations of the efficiency ratio as adjusted and tangible book value to their comparable financial measures can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP.

Note: 2017 and 2018 refers to the fiscal years ended September 30; 2019 refers to the fiscal year ended December 31, 2019. Dec -18 refers to the 3 – Month period ended December 31, 2018; Jun-19 refers to the 3- Month period ended June 30, 2019; Sept – 19 refers to the 3 – month period ended September 30, 2019; Dec -19 refers to the 3 – Month period ended December 31, 2019.

Source: SEC filings; Company documents

10

Citizens Community Bancorp Inc.

Loan Portfolio

- CZWI has transformed its loan portfolio through organic growth and acquisitions
- Change has occurred from a primarily consumer focused portfolio to a diversified mix consisting of commercial real estate, agricultural and commercial business loans
- Credit quality remains a focus in conjunction with loan growth
- September 2019 quarter reflects the purchase of $130.3 million due to F&M acquisition.



1-4 Family
Ag. Real Estate
Non-Owner Occ. CRE
Cons & Other
Ag. Non-RE
C&I
C&D - 1-4 Family
HELOC
Multifamily
C&D - Commercial
Owner-Occ. CRE
Investor 1-4 CRE
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2017FY
2018FY
2019 FY
Dec-18
Jun-19
Sep-19
Dec-19

($000s)	2017FY	2018FY	2019 FY	Dec-18	Jun-19	Sep-19	Dec-19
1-4 Family	194,486	160,876	135,283	161,123	147,191	144,343	135,283
Cons & Other	135,955	97,089	57,771	91,805	76,935	61,664	57,771
C&D - 1-4 Family	$2,584	$4,554	21,235	$12,026	$10,534	$10,585	21,235
C&D - Commercial	$19,708	$17,739	75,058	$22,691	$52,071	$65,550	75,058
Ag. Real Estate	68,002	70,517	85,363	86,015	92,137	89,441	85,363
Ag. Non-RE	23,873	26,549	37,780	36,327	36,827	39,827	37,780
HELOC	50,564	44,351	39,573	49,660	45,290	43,262	39,573
Owner-Occ. CRE	56,122	72,360	230,354	137,205	146,563	201,890	230,354
Investor 1-4 CRE	50,938	59,968	94,076	66,024	80,023	91,119	94,076
Non-Owner Occ. CRE	52,902	84,375	190,029	154,730	147,855	172,037	190,029
C&I	55,251	76,254	133,734	112,427	107,754	127,232	133,734
Multifamily	26,228	48,061	87,008	69,400	83,423	87,758	87,008
Total Gross Loans	**$736,613**	**$762,693**	**$1,187,264**	**$999,433**	**$1,026,603**	**$1,134,708**	**$1,187,264**

MRQ Yield
5.10%

Source: Company Documents; Call Report

11

Commercial Loan Detail . Commercial loan portfolio well diversified C&I C&D . Total portfolio of $933.4 million at 12/31/2019. 14.5% 8.0% . Strong growth in all commercial loan categories Non-Owner Occ. CRE 20.3% Owner-Occ. CRE . Average note size is under $340 thousand 24.7% Investor 1-4 CRE 10.1% Ag. Real Multifamily Estate 9.3% Ag. 9.1% Non RE 4.0% ($M) Sep-19 Dec-19 C&D $65.6 $75.0 Non-Owner Occ. CRE 172.0 190.0 Investor 1-4 CRE 91.1 94.1 Multifamily 87.8 87.0 Ag. Real Estate 89.5 85.4 Ag. Non-RE 39.8 37.8 Owner-Occ. CRE 201.9 230.4 C&I 127.2 133.7 Total Gross Commercial Loans $874.9 $933.4 Source: Company documents, S&P Global Market Intelligence, bank level regulatory data (call report) 12

Deposit Composition . September 2019 Quarter reflects the purchase of $148.5 million due to F&M acquisition. . June 2019 Quarter reflects the sale of $34.1 million of Michigan Branch deposits. Deposit Composition - Quarter Lookback ($000) 2017 FQ4 2018 FQ1 2018 FQ2 2018 FQ3* 2018 FQ4 Dec-18 Jun-19 Sep-19 Dec-19 Non-interest bearing demand deposits $75,318 $78,685 $79,945 $82,135 $87,495 $155,405 $140,130 $174,202 $168,157 Interest bearing demand deposits 147,912 149,058 151,860 151,117 139,276 169,310 180,001 209,644 223,102 MRQ Savings accounts 102,756 98,941 100,363 98,427 97,329 192,310 148,005 165,419 156,599 Cost of Deposits Money market accounts 125,749 125,831 115,299 115,369 109,314 126,021 155,964 193,654 246,430 1.13% Certificate accounts 290,769 288,554 301,148 297,488 313,115 364,466 391,359 418,831 401,414 Total Deposits $742,504 $741,069 $748,615 $744,536 $746,529 $1,007,512 $1,015,459 $1,161,750 $1,195,702 * 2018 FQ3 - Demand Deposits Net of Preferred Stock Proceeds Less Issuance Costs Source: SEC filings 13

Agricultural Loan Detail Agricultural Loans as % of Total Loan Classified Loans by Loan Type Portfolio Residential RE Consumer C&I 1% Residential 5% 13% AG RE RE 26% 16% AG 10% AG Operating 5% Commercial CRE 69% 39% REsidential RE 16% Agricultural Loans by Major Product Type Agricultural Loans by Industry Other 13% Operating Lines 27% Secured Real Row Crop Estate 35% 45% Dairy 26% Term Debt Owned & 28% Rented Land 26% Row Crop Owned and Rented Land Dairy Other Source: Company Documents 14

Market Demographics  CZWI operates in diverse markets within the northwestern region of Wisconsin, metro Twin Cities and the Mankato, Minnesota MSA Eau Claire: . Features a broad-based, diverse economy, which is driven by commercial, retail and medical industries Mankato: . The Mankato market also possesses a broad-based, diverse economy Eau Claire Area Employers Mankato Area Employers Source: S&P Global Market Intelligence, eauclairedevelopment.com, greatermankato.com, Google Images 15

Citizens Community Bancorp Inc.

Net Interest Margin Analysis

($ Dollars in Thousands)	Quarter ended December 31, 2019 Average Balance	Interest Income/ Expense	Average Yield/ Rate	Quarter ended September 30, 2019 Average Balance	Interest Income/ Expense	Average Yield/ Rate
Average interest earning assets:						
Cash and cash equivalents	$ 31,327	$ 122	1.55%	$ 32,376	$ 203	2.49%
Loans receivable	1,136,330	14,611	5.10%	1,143,252	14,646	5.08%
Interest-bearing deposits	4,904	30	2.43%	5,577	34	2.42%
Investment securities (1)	185,920	1,222	2.62%	185,921	1,174	2.56%
Non-marketable equity securities, at cost	14,209	161	4.50%	13,072	166	5.04%
Total interest earning assets	$ 1,372,690	$ 16,146	4.67%	$ 1,380,198	$ 16,223	4.67%
Average interest-bearing liabilities:						
Total deposits	$ 990,347	$ 3,284	1.32%	$ 1,005,084	$ 3,371	1.33%
FHLB Advances & Other Borrowings	165,660	1,087	2.60%	169,908	1,259	2.94%
Total interest bearing liabilities	$ 1,156,007	$ 4,371	1.50%	$ 1,174,992	$ 4,630	1.56%
Net interest income		$ 11,775			$ 11,593	
Interest Rate Spread			**3.17%**			**3.11%**
Net interest margin			**3.41%**			**3.34%**

(1) Fully taxable equivalent. The average yield on tax exempt securities is computed on a tax equivalent basis using a tax rate of 21% for the quarters ended December 31, 2019 and September 30, 2019.

16

Recent Franchise Expansion  CZWI has been focused on transforming the Company away from a consumer based bank into a commercial focused operation, creating a strengthened franchise value through this process 2016 Acquisition of 2 Central Bank branches in Northwestern WI: $27.1 million deposits 2016 Acquisition of Community Bank of Northern Wisconsin (Rice Lake, WI): $167 million in assets 2017 Acquisition of Wells Financial Corp. (Wells, MN): $256 million in assets 2018 Acquisition of United Bank (Osseo, WI): $315 million in assets 2019 Acquisition of F. & M. Bank (Tomah Wisconsin): $192 million in assets. Source: SEC filings; 17

Branch Locations CZWI Locations Source: S&P Global Market Intelligence 18

Disciplined Acquisition Strategy Areas of Potential Acquisition Opportunities Duluth Superior Rice Lake Eau Claire Minneapolis Wausau St. Paul Mankato Mason City La Crosse Winona Rochester Source: FIG Partners, S&P Global Market Intelligence 19

Appendix 20

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Reconciliation of GAAP Earnings and Core Earnings (non-GAAP):

	FY 2017	FY 2018	FY 2019	Dec-18	Jun-19	Sep-19	Dec-19
GAAP pre-tax earnings	$ 3,822	$ 6,609	$ 12,277	$ 1,822	$ 5,607	$ 1,664	$ 3,731
Merger related costs (1)	1,860	463	3,880	1,057	206	2,911	104
Branch closure costs (2)	951	26	15	12	-	-	-
Settlement proceeds (3)	(283)	-		-	-	-	-
FHLB borrowings prepayment fee (4)	104	-	-	-	-	-	-
Audit and Financial Reporting (5)	-	-	358	135	-	-	-
Gain on sale of branch	-	-	(2,295)	-	(2,295)	-	-
Pre-tax income as adjusted before income taxes (6)	6,454	7,098	14,235	3,026	3,518	4,575	3,835
Provision for income tax on net income as adjusted (7)	2,233	1,798	3,260	932	943	1,180	579
Tax impact of certain acquired BOLI policies (8)			300				300
Tax cuts and Jobs Act of 2017 (9)	-	338	-	-	-	-	-
Total provision income tax	2,233	2,136	3,560	932	943	1,180	879
Net income as adjusted after income taxes (non-GAAP) (6)	$ 4,221	$ 4,962	$ 10,675	$ 2,094	$ 2,575	$ 3,395	$ 2,956
GAAP diluted earnings per share, net of tax	$ 0.46	$ 0.58	$ 0.85	$ 0.12	$ 0.37	$ 0.11	$ 0.28
Merger related costs, net of tax	0.22	0.06	0.27	0.06	0.01	0.19	0.01
Branch related costs, net of tax	0.12	-	-	-	-	-	-
Settlement proceeds	(0.03)	-	-	-	-	-	-
FHLB borrowings prepayment fee	0.01	-	-	-	-	-	-
Tax impact of certain acquired BOLI policies (8)			(0.03)				(0.03)
Tax Cuts and Jobs Act of 2017 tax provision (9)	-	0.04	-	-	-	-	-
Audit and Financial Reporting, net of tax	-	-	0.02	0.01	-	-	-
Gain on sale of branch	-	-	(0.15)	-	(0.15)	-	-
Diluted earnings per share, as adjusted, net of tax (non-GAAP)	$ 0.78	$ 0.68	$ 0.96	$ 0.19	$ 0.23	$ 0.30	$ 0.26
Average diluted shares outstanding	5,378,548	7,335,247	11,121,435	10,967,386	10,994,470	11,276,005	11,275,961

21

Reconciliation of Non-GAAP Financial Measures (1) Costs incurred are included as professional fees and other non-interest expense in the consolidated statement of operations and include costs of $0, $61,000, $160,000, and $461,000 for the quarters ended December 31, 2019, September 30, 2019, June 30, 2019, and December 31, 2018, respectively, $341,000, $350,000 and $565,000 for the years ended December 31, 2019, September 30, 2018 and September 30, 2017, respectively, which are nondeductible expenses for federal income tax purposes. (2) Branch closure costs include severance pay recorded in compensation and benefits, accelerated depreciation expense and lease termination fees included in occupancy and other costs included in other non-interest expense in the consolidated statement of operations. In addition, other non-interest expense includes costs related to the reduction in valuation of the Ridgeland branch office in the fourth quarter of fiscal 2017. Professional services includes legal costs related to the sale of the sole Michigan branch included in these Branch closure costs during the quarters ended December 31, 2018 and March 31, 2019. (3) Settlement proceeds includes litigation income from a JP Morgan Residential Mortgage Backed Security (RMBS) claim. This JP Morgan RMBS was previously owned by the Bank and sold in 2011. (4) The prepayment fee to restructure our FHLB borrowings is included in other non-interest expense in the consolidated statement of operations. (5) Audit and financial reporting costs include additional audit and professional fees related to the change in our year end from September 30 to December 31. (6) Net income as adjusted is a non-GAAP measure that management believes enhances the markets ability to assess the underlying business performance and trends related to core business activities. (7) Provision for income tax on net income as adjusted is calculated at our effective tax rate for each respective period presented. (8) Tax impact of certain BOLI Policies acquired from United Bank of $300,000. (9) As a result of the Tax Cuts and Jobs Act of 2017, we recorded a one-time net tax provision of $275 in the first quarter of 2018, which is included in provision for income taxes expense in the consolidated statement of operations. 22

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Return on Average Assets (ROAA) as Adjusted

(In thousands except ROAA and ROAA as adjusted)

	2017	2018	2019	Dec-18	Jun-19	Sep-19	Dec-19
Net Income	$ 2,499	$ 4,283	$ 9,463	$ 5,044	$ 16,473	$ 4,896	$ 12,573
Net Income as adjusted	$ 4,260	$ 5,021	$ 10,675	$ 8,704	$ 10,328	$ 13,469	$ 11,728
Average assets	731,407	954,912	1,398,482	1,189,322	1,334,860	1,454,455	1,492,834
Return on average assets	**0.34%**	**0.45%**	**0.68%**	**0.42%**	**1.23%**	**0.34%**	**0.84%**
Return on average assets as adjusted	**0.58%**	**0.53%**	**0.76%**	**0.73%**	**0.77%**	**0.93%**	**0.79%**

Return on Average Tangible Common Equity (ROATCE)

(In thousands except ROATCE and ROATCE as adjusted)

	2017	2018	2019	Dec-18	Jun-19	Sep-19	Dec-19
Common Equity	$ 73,483	$ 135,847	$ 150,553	138,187	143,242	148,029	150,553
Less: Goodwill	(10,444)	(10,444)	(31,498)	(31,474)	(31,474)	(31,841)	(31,498)
Less: Core Deposit and other intangibles	(5,449)	(4,805)	(7,587)	(7,501)	(6,828)	(7,999)	(7,587)
Tangible Common Equity (TCE)	**$ 57,590**	**$ 120,598**	**$ 111,468**	**$ 99,212**	**$ 104,940**	**$ 108,189**	**$ 111,468**
Average Tangible Common Equity	$ 58,300	$ 89,094	$ 105,340	$ 109,905	$ 102,336	$ 106,565	$ 109,829
Net Income	$ 2,499	$ 4,283	$ 9,463	$ 5,044	$ 16,473	$ 4,896	$ 12,573
Net Income as adjusted	$ 4,260	$ 5,021	$ 10,675	$ 8,704	$ 10,328	$ 13,469	$ 11,728
ROATCE	**4.3%**	**4.8%**	**9.0%**	**4.6%**	**16.1%**	**4.6%**	**11.4%**
ROATCE as adjusted	**7.3%**	**5.6%**	**10.1%**	**7.9%**	**10.1%**	**12.6%**	**10.7%**

Note: All quarterly periods are annualized for net income / net income as adjusted.

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Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Effiency Ratio as Adjusted

(In thousands except Efficiency Ratio and Efficiency Ratio as adjusted)

	2017	2018	2019	Dec-18	Jun-19	Sep-19	Dec-19
Non-interest Expense (GAAP)	$ 22,878	$ 29,764	$ 42,686	$ 9,794	$ 9,389	$ 12,975	$ 10,428
Merger related costs	(1,860)	(463)	(3,880)	(1,057)	(206)	(2,911)	(104)
Branch Closure costs	(951)	(26)	(15)	(12)	-	-	-
Audit and financial reporting	-	-	(358)	(135)	-	-	-
Prepayment fee	(104)	-	-	-	-	-	-
Non-interest expense as adjusted	$ 19,963	$ 29,275	$ 38,433	$ 8,590	$ 9,183	$ 10,064	$ 10,324
Non-interest income	$ 4,751	$ 7,370	$ 14,975	$ 2,526	$ 5,238	$ 3,621	$ 3,784
Net interest margin	22,268	30,303	43,513	10,040	10,083	11,593	11,775
Efficiency ratio denominator (GAAP)	27,019	37,673	58,488	12,566	15,321	15,214	15,559
Gain on sale of branch	-	-	(2,295)	-	(2,295)	-	-
Settlement proceeds	(283)	-	-	-	-	-	-
Efficiency ratio denominator as adjusted	$ 26,736	$ 37,673	$ 56,193	$ 12,566	$ 13,026	$ 15,214	$ 15,559
Efficiency ratio	**85%**	**79%**	**73%**	**78%**	**61%**	**85%**	**67%**
Efficiency ratio as adjusted	**75%**	**78%**	**68%**	**68%**	**70%**	**66%**	**66%**

Tangible Book Value Per Share (TBVPS) as Adjusted

(In thousands except Shares Outstanding, TBVPS and TBVPS as adjusted)

	2017	2018	2019	Dec-18	Jun-19	Sep-19	Dec-19
Total Stockholders' equity	$ 73,483	$ 135,847	$ 150,553	$ 138,187	$ 143,242	$ 148,029	$ 150,553
Less: Goodwill	(10,444)	(10,444)	(31,498)	(31,474)	(31,474)	(31,841)	(31,498)
Less: Core deposit and intangibles	(5,449)	(4,805)	(7,587)	(7,501)	(6,828)	(7,999)	(7,587)
Tangible common equity (non-GAAP)	**$ 57,590**	**$ 120,598**	**$ 111,468**	**$ 99,212**	**$ 104,940**	**$ 108,189**	**$ 111,468**
Shares outstanding	5,888,816	10,913,853	11,266,954	10,953,512	10,982,008	11,270,710	11,266,954
Book Value	$ 12.48	$ 12.45	$ 13.36	$ 12.62	$ 13.04	$ 13.13	$ 13.36
TBVPS	**$ 9.78**	**$ 11.05**	**$ 9.89**	**$ 9.06**	**$ 9.56**	**$ 9.60**	**$ 9.89**

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